LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN EMERGING MARKETS EQUITY FUND

December 1, 1998

Dear Shareholder:

It has been a turbulent 12-month period in global emerging markets. While early in the period many markets had been recovering from the Asian crisis of late 1997, events in Russia in mid-August set off another wave of risk aversion to the emerging market asset class. As a result, the investment environment has been very challenging indeed for emerging markets over the past year, with extremes in sentiment and indiscriminate selling often severely discounting the values of otherwise sound investments.

For the fiscal year ended October 31, 1998, the J.P. Morgan Emerging Markets Equity Fund lost 35.54%, causing the fund to underperform the -30.99% return of its benchmark for the period.

The fund's net asset value decreased from $9.78 per share to $6.25 per share after paying an income dividend of approximately $0.08 per share during the year. The fund's net assets totaled $23.4 million on October 31,1998, while the total net assets of The Emerging Markets Equity Portfolio, in which the fund invests, totaled $145.2 million.

Included in this report is a Q&A with Leigh Wasson, a member of the fund's portfolio management team and leader of the Emerging Markets Equity Strategy Team. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead. We hope you find it informative.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,


/s/ Ramon de Oliveria                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . .1     FUND FACTS AND HIGHLIGHTS. . . . . . 6

FUND PERFORMANCE . . . . . . . . .2     FINANCIAL STATEMENTS . . . . . . . . 8

PORTFOLIO MANAGER Q&A. . . . . . .3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on November 30, 1993,* would have declined to $6,334 on October 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 SINCE FUND INCEPTION*
NOVEMBER 30, 1993 - OCTOBER 31, 1998


          J.P. Morgan Emerging      Emerging Markets
          Markets Equity Fund          Benchmark
$32,812        $10,000                  $10,000
$33,146        $12,127                  $13,118
$33,511        $ 9,562                  $10,492
$33,877        $10,165                  $11,034
$34,242        $ 9,852                  $10,098
$34,607        $ 6,334                  $ 6,969


PERFORMANCE                                          TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                                     ----------------------        ------------------------------------------
                                                     THREE          SIX            ONE            THREE            SINCE
AS OF OCTOBER 31, 1998                               MONTHS         MONTHS         YEAR           YEARS            INCEPTION*
---------------------------------------------------------------------------        ------------------------------------------
J.P. Morgan Emerging Markets Equity Fund             -18.83%        -36.42%        -35.54%        -12.83%          -8.87%

Emerging Markets Benchmark**                         -16.44%        -33.41%        -30.99%        -12.75%          -7.08%

Lipper Emerging Markets Equity Fund Index            -18.87%        -34.30%        -33.17%        -11.02%             N/A

AS OF SEPTEMBER 30, 1998
---------------------------------------------------------------------------        ------------------------------------------
J.P. Morgan Emerging Markets Equity Fund             -23.25%        -41.44%        -51.48%        -16.74%         -10.70%

Emerging Markets Benchmark**                         -22.01%        -40.41%        -47.81%        -17.24%          -9.10%

Lipper Emerging Markets Equity Fund Index            -23.72%        -39.77%        -49.21%        -14.91%             N/A

*11/15/93 -- COMMENCEMENT OF OPERATIONS (AVERAGE ANNUAL TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 11/15/93 THRU 10/31/98 IS -8.34%.

**INTERNATIONAL FINANCE CORPORATION (IFC) GLOBAL INDEX ADJUSTED FOR LIMITED-ACCESS COUNTRIES (CAPPED WEIGHTS OF 5% IN CHILE, INDIA, KOREA AND TAIWAN, AND 15% IN MALAYSIA THROUGH AUGUST 31, 1993, FROM SEPTEMBER 1, 1993 FORWARD MALAYSIA NOT CAPPED) THROUGH DECEMBER 31, 1994. FROM JANUARY 1, 1995 THROUGH DECEMBER 31, 1995 IFC INVESTABLE INDEX (EXCLUDING SOUTH AFRICA AFTER APRIL 1, 1995) AND THE MSCI EMERGING MARKETS FREE INDEX THEREAFTER. THE INDICES ARE UNMANAGED PORTFOLIOS WHICH MEASURE EMERGING MARKET EQUITY PERFORMANCE. THEY DO NOT INCLUDE FEES OR EXPENSES AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with LEIGH WASSON, a member of the portfolio management team for the Emerging Markets Equity Portfolio in which the fund invests. Prior to this assignment, she worked in the firms Melbourne office as relationship manager and product liason to clients invested in J.P. Morgan Investment Managementinternational strategies and in the New York office marketing to U.S. based consultants. Ms. Wasson received her Bachelor of Science degree from the University of Texas and her M.B.A. from the Wharton School of Business. This interview was conducted November 16, 1998 and reflects Leigh's views on that date.

THE VOLATILITY IN EMERGING MARKETS OVER THE ANNUAL REPORTING PERIOD HIT RECORD LEVELS. NO DOUBT, IT WAS A VERY DIFFICULT TIME IN WHICH TO INVEST. HOW DID THE PORTFOLIO'S MANAGEMENT TEAM NAVIGATE THROUGH THE PAST YEAR?

LW: It might help to understand how we invested by thinking about the year as four distinct periods, beginning with the Asian crisis of 1997. While Asia's currency crisis actually started in the summer of 1997, it wasn't really until the fourth quarter of 1997 when its impact was felt globally. With that being the first quarter of the portfolio's annual reporting period, performance suffered a blow right from the start as emerging market equities (EME) everywhere came under siege. The selling surrounding Asia's events, however, created some very compelling investment opportunities in Latin America, Emerging Europe, Africa, and, most notably, in Asia itself. During that period, we maintained the portfolio's underweight positions in Malaysia and Indonesia -- which helped the fund's performance -- and kept the portfolio focused on the opportunities we identified elsewhere, both within and outside of Asia.

During the first quarter of 1998, we then saw some recovery in the markets as some of the panic of the fourth quarter calmed and some stability returned. The quarter was notable, from a performance perspective, for the strong results turned in by a handful of Asian markets, suggesting investors accepted initial signs of reform as meaningful steps to a sustainable turnaround in these markets. Outside Asia, Brazil also experienced a surprising turnaround, because of positive investor reaction to that government's privatization platform. During that time we continued to take advantage of the drastic downward valuations that occurred from the fourth quarter panic: we continued to selectively invest in EME companies where our analysis determined fundamentals remained strong despite price declines. In other words, the panic of the fourth quarter brought down the values of not only fundamentally deteriorated EME investments, but fundamentally sound ones as well.

LIKE THROWING OUT THE GOOD WITH THE BAD?

LW: Exactly. And in the first quarter of 1998, we identified those issues where random, sympathetic selling occurred, and kept the portfolio invested in, or established new positions in, what we determined were unjustifiably oversold opportunities.

THEN WE MOVED INTO THE SUMMER OF 1998, AND MORE TURMOIL.

LW: That's right. The next distinctive period within the year occurred in mid-August when we saw another financial crisis, this time in Russia. The portfolio was hurt by its exposure to Russia, which wiped out its gains experienced by a continued underweight to Malaysia. A renewed wave of risk aversion once again flooded the EME sector. Investors flocked to only the highest quality, most liquid securities of developed markets on the heels of Russia's crisis and on concerns of a global recession, totally avoiding the more vulnerable emerging markets (such as Brazil).

WHICH BRINGS US TO THE CURRENT.

LW: Right now, stability has once again returned to the emerging markets, with the worst seemingly behind us. Still, many valuations in the global universe of emerging markets remain extremely depressed, due to a continued risk-aversion to the asset class. However, we are opportunistically taking advantage of the mispricings this behavior has created, and continue to focus on what our research identifies as fundamentally sound, undervalued opportunities.

HOW DID THE FUND PERFORM DURING ITS ANNUAL REPORTING PERIOD?

LW: The fund did not outperform its benchmark for the period. The investment environment has been very challenging indeed for emerging market investors over the past year, with extremes in sentiment and indiscriminate selling often severely discounting the values of otherwise sound investments. With such volatility, mispricings occur and will often negatively skew performance.

We continue to believe, however, our country-allocation decision has directed us to markets with high expected returns and our stock-selection capabilities have led us to good value securities. We believe the value of the portfolio's holdings will eventually be recognized as the external environment once again becomes more supportive, identified by factors such as further progress in Japan, receding global recession fears, and a turn in commodity prices.

WHAT IS YOUR OUTLOOK FOR THE NEXT THREE MONTHS? HOW IS THE PORTFOLIO BEING POSITIONED?

LW: We believe that we are at the bottom of a cyclical slump and therefore at the cusp of a turning point. We see the current environment as providing a window of opportunity to continue to make investments in fundamentally sound companies that are now trading at depressed values.

Regarding how we are positioning the portfolio in general, current strategy targets a small overweight position in Latin America and in Europe/Middle East, an underweight in Asia and in Africa, and a modest cash position.

Specifically, the portfolio is underweighted Mexico, yet maintains overweights in Chile and Venezuela. In Asia, the portfolio is currently overweight Korea, as volatility in this market has been decreasing. To a lesser extent, the portfolio also maintains overweight positions in the Philippines and Thailand. While volatility has also decreased in these markets, recent rallies have shifted these markets to less undervalued prices. However, the portfolio maintains underweight positions in Taiwan and Malaysia, and thus an overall underweight to the region.

Overall, we are optimistic about the future prospects for the emerging markets asset class, both equities and debt. Valuations suggest that emerging markets will outperform developed markets over the next 12 months, barring any major event that further rattles the investment world. In fact, several factors have already begun to work in the asset class' favor, including this fall's round of policy intervention by the U.S. and European central banks. Asian economies have showed signs of reaching cyclical lows and a technical earnings recovery for Asia is now expected to occur in 1999.

While two key sources of risk still exist for the asset class -- the impact of the extended downturn in commodity prices, particularly oil, and the risk of financial crisis in Brazil and China -- we believe J.P. Morgan's robust research skills enable us to focus the portfolio on high conviction investment opportunities, at both the country and stock levels. The portfolio holds undervalued stocks in high expected return markets which we believe will continue to participate in the price recovery in emerging markets as extreme valuations reached over the past year in the asset class reverse.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Emerging Markets Equity Fund seeks to provide a high total return from a portfolio of equity securities of companies in emerging markets. It is designed for long-term investors who want to diversify their investments by adding exposure to the rapidly growing emerging markets. As an international investment, the fund is subject to foreign market, political, and currency risk.


--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/15/93

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$23,386,874

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/98
$145,213,620

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's current expense ratio of 1.76% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998


COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

LATIN AMERICA            39.1%

ASIA                     29.5%

AFRICA/MIDDLE EAST       15.8%

EUROPE                   14.8%

OTHER                     0.8%

LARGEST EQUITY HOLDINGS                    % OF TOTAL INVESTMENTS
-----------------------------------------------------------------
TELEFONOS DE MEXICO SA DE CV, CLASS L                        3.2%
  (SPON. ADR) (MEXICO)

YPF SOCIEDAD ANONIMA                                         2.4%
  (SPON. ADR) (ARGENTINA)

AYALA LAND, INC., CLASS B (PHILIPPINES)                      1.9%

TELECOMUNICACOES BRASILEIERAS SA
  (ADR) (PREFERRED) (BRAZIL)                                 1.9%

NATIONAL BANK OF GREECE SA (GREECE)                          1.8%

PHILIPPINE LONG DISTANCE
  TELEPHONE CO. (ADR) (PHILIPPINES)                          1.6%

ABSA GROUP LTD. (SOUTH AFRICA)                               1.5%

BILLITON PLC (SOUTH AFRICA)                                  1.4%

COMPANIA DE TELECOMUNICACIONES DE CHILE
  SA (SPON. ADR) (CHILE)                                     1.4%

POHANG IRON & STEEL CO. LTD (SOUTH KOREA)                    1.4%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to special risks; prospective investors should refer to the fund's prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Emerging Markets Equity
  Portfolio ("Portfolio"), at value                $ 23,300,828
Receivable for Shares of Beneficial Interest Sold       105,336
Receivable for Expense Reimbursements                    16,493
Deferred Organization Expenses                              340
Prepaid Administration Fees                                 108
Prepaid Expenses and Other Assets                         6,881
                                                   ------------
    Total Assets                                     23,429,986
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                                9,063
Shareholder Servicing Fee Payable                         4,684
Administrative Services Fee Payable                         528
Accrued Trustees' Fees and Expenses                         108
Fund Services Fee Payable                                    18
Accrued Expenses                                         28,711
                                                   ------------
    Total Liabilities                                    43,112
                                                   ------------
NET ASSETS
Applicable to 3,742,634 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $ 23,386,874
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                               $6.25
                                                            ---
                                                            ---
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 43,126,665
Undistributed Net Investment Income                     913,988
Accumulated Net Realized Loss on Investment and
  Foreign Currency Contracts and Transactions       (19,192,767)
Net Unrealized Depreciation of Investment and
  Foreign Currency Contracts and Translations        (1,461,012)
                                                   ------------
    Net Assets                                     $ 23,386,874
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $138,182)                                $  1,258,635
Allocated Interest Income                                           49,751
Allocated Portfolio Expenses                                      (575,987)
                                                              ------------
    Net Investment Income Allocated from
      Portfolio                                                    732,399
FUND EXPENSES
Shareholder Servicing Fee                          $109,292
Transfer Agent Fees                                  34,968
Registration Fees                                    18,693
Professional Fees                                    15,136
Administrative Services Fee                          12,828
Printing Expenses                                    11,509
Amortization of Organization Expenses                 8,773
Fund Services Fee                                     1,387
Administration Fee                                      997
Trustees' Fees and Expenses                             963
Insurance Expense                                       293
Miscellaneous                                         5,952
                                                   --------
    Total Fund Expenses                             220,791
Less: Reimbursement of Expenses                     (28,944)
                                                   --------
NET FUND EXPENSES                                                  191,847
                                                              ------------
NET INVESTMENT INCOME                                              540,552
NET REALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                               (21,321,466)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                          4,221,119
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $(16,559,795)
                                                              ------------
                                                              ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       540,552    $       369,246
Net Realized Gain (Loss) on Investment and
  Foreign Currency Contracts and Transactions
  Allocated from Portfolio                             (21,321,466)         4,134,189
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Contracts and Translations Allocated
  from Portfolio                                         4,221,119         (5,358,891)
                                                   ----------------   ----------------
    Net Decrease in Net Assets Resulting from
      Operations                                       (16,559,795)          (855,456)
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                     (314,588)          (323,280)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        50,161,046         25,423,835
Reinvestment of Dividends                                  270,492            265,307
Cost of Shares of Beneficial Interest Redeemed         (55,614,003)       (38,174,151)
                                                   ----------------   ----------------
    Net Decrease from Transactions in Shares of
      Beneficial Interest                               (5,182,465)       (12,485,009)
                                                   ----------------   ----------------
    Total Decrease in Net Assets                       (22,056,848)       (13,663,745)
NET ASSETS
Beginning of Fiscal Year                                45,443,722         59,107,467
                                                   ----------------   ----------------
End of Fiscal Year (including undistributed net
  investment income of $913,988 and $49,126,
  respectively)                                    $    23,386,874    $    45,443,722
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                               FOR THE PERIOD
                                                                                              NOVEMBER 15, 1993
                                                    FOR THE FISCAL YEAR ENDED OCTOBER 31,     (COMMENCEMENT OF
                                                   ---------------------------------------   OPERATIONS) THROUGH
                                                     1998      1997      1996       1995      OCTOBER 31, 1994
                                                   --------   -------   -------   --------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   9.78   $ 10.18   $  9.65   $  12.43   $            10.00
                                                   --------   -------   -------   --------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.12+     0.08      0.08       0.05                 0.02
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency Transactions        (3.57)+   (0.42)     0.53      (2.66)                2.41
                                                   --------   -------   -------   --------   -------------------
  Total from Investment Operations                    (3.45)    (0.34)     0.61      (2.61)                2.43
                                                   --------   -------   -------   --------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.08)    (0.06)    (0.08)     (0.03)                  --
Net Realized Gain                                        --        --        --      (0.14)                  --
                                                   --------   -------   -------   --------   -------------------
  Total Distributions to Shareholders                 (0.08)    (0.06)    (0.08)     (0.17)                  --
                                                   --------   -------   -------   --------   -------------------

NET ASSET VALUE, END OF PERIOD                     $   6.25   $  9.78   $ 10.18   $   9.65   $            12.43
                                                   --------   -------   -------   --------   -------------------
                                                   --------   -------   -------   --------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         (35.54)%   (3.34)%    6.31%    (21.15)%              24.30%(a)
Net Assets, End of Period (in thousands)           $ 23,387   $45,444   $59,107   $ 49,295   $           53,431
Ratios to Average Net Assets
  Expenses                                             1.76%     1.65%     1.69%      1.80%                1.84%(b)
  Net Investment Income                                1.24%     0.62%     0.68%      0.55%                0.25%(b)
  Expenses without Reimbursement                       1.82%     1.65%     1.69%      1.80%                1.96%(b)

------------------------
(a) Not annualized.

(b) Annualized.

+  Based on amounts prior to Statement of Position 93-2 adjustments.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Emerging Markets Equity Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 15, 1993. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont Emerging Markets Equity Fund, respectively.

The fund invests all of its investable assets in The Emerging Markets Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 16% at October 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1 of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $43,837. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statements Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended October 31, 1998 was to increase undistributed net investment income by $638,898, decrease accumulated net realized loss on investment and foreign currency transactions by $3,313,148 and decrease paid-in capital by $3,952,046. The adjustments are primarily attributable to foreign currency gains and the net realized loss on transfer of securities as discussed in Note 6 of the portfolio's Notes to Financial Statements which are included elsewhere in this report. Net investment income, net realized gains and net assets were not affected by this change.

   h) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1998 of $16,901,011, in which $1,159,298 expires in the year 2004 and $15,741,713 expires in 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $997.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios (the "master portfolios") in which the trust and the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $12,828.

      Beginning January 23, 1998, J.P. Morgan agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.75% of the average daily net assets of the fund until further notice. For the period from January 23, 1998 to October 31, 1998, J.P. Morgan has agreed to reimburse the fund $28,944 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended October 31, 1998, the fee for these services amounted to $109,292.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,387 for the fiscal year ended October 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
Shares sold......................................        6,067,756          2,229,006
Reinvestment of dividends and distributions......           29,724             25,934
Shares redeemed..................................       (7,002,643)        (3,413,201)
                                                   ----------------   ----------------
Net Decrease.....................................         (905,163)        (1,158,261)
                                                   ----------------   ----------------
                                                   ----------------   ----------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at October 31, 1998.

5. OTHER MATTERS

Prior to January 23, 1998, the fund invested in the portfolio along with another registered management investment company and a non-U.S. fund both managed by Morgan. On January 23, 1998, the non-U.S. fund withdrew its interest in the portfolio through an in-kind withdrawal amounting to $381,757,617. The withdrawal did not create a taxable event to the fund or reduce the net assets of the fund, but did reduce the net assets of the portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Emerging Markets Equity Fund
(formerly The JPM Pierpont Emerging Markets Equity Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Emerging Markets Equity Fund (one of the series constituting part of J.P. Morgan Funds, hereafter referred to as the "fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 15, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN EMERGING MARKETS EQUITY FUND
SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the Trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five Trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f.To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i.To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,692,335,831      18,884,648            --
  William G. Burns...............................  2,692,395,937      18,824,542            --
  Arthur C. Eschenlauer..........................  2,691,798,990      19,421,489            --
  Matthew Healey.................................  2,692,393,425      18,827,054            --
  Michael P. Mallardi............................  2,692,488,290      18,732,189            --
2. Amending of Investment Restrictions:
  a. Relating to diversification of assets.......      3,766,809          62,840        13,450
  b. Relating to concentration of assets.........      3,764,753          64,874        13,472
  c. Relating to issuance of senior securities...      3,764,201          64,456        14,442
  d. Relating to borrowing.......................      3,763,837          65,790        13,472
  e. Relating to underwriting....................      3,765,488          64,170        13,441
  f. Relating to investment in real estate.......      3,760,069          69,707        13,323
  g. Relating to commodities.....................      3,765,757          63,893        13,449
  h. Relating to lending.........................      3,765,483          64,167        13,449
  i.Reclassification of other restrictions as
      nonfundamental.............................      3,724,303         105,093        13,703
3. Reclassification of investment objectives.....      3,725,479          99,466        18,153
4. Investment advisory agreement.................      4,026,704          63,352        17,663
5. Dollar-based voting rights....................  2,645,059,081      16,807,551    47,376,755
6.Independent accountants,
    PricewaterhouseCoopers LLP...................  2,682,031,391       4,303,418    24,885,671

The Emerging Markets Equity Portfolio
Annual Report October 31, 1998
(The following pages should be read in conjunction with the J.P. Morgan Emerging Markets Equity Fund
Annual Financial Statements)

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
COMMON STOCK (86.4%)
ARGENTINA (6.3%)
Banco de Galicia y Buenos Aires SA (ADR)
  (Banking)......................................         56,505   $     960,585
Banco Frances del Rio de la Plata SA (ADR)
  (Banking)......................................          1,907          39,809
Corcemar SA, Class B (Building Materials)........        226,692       1,133,799
Nobleza Piccardo SA, Class B (Food, Beverages &
  Tobacco).......................................        198,900         696,358
Perez Companc SA (Spon. ADR) (Oil-Services)......        164,132       1,600,287
Telefonica de Argentina SA (Spon. ADR)
  (Telecommunications)...........................         38,900       1,286,131
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)...............................        120,590       3,489,573
                                                                   -------------
                                                                       9,206,542
                                                                   -------------
BRAZIL (2.4%)
Bompreco Supermercados do Norde SA (GDR) (144A)
  (Food, Beverages & Tobacco)....................         67,399         404,394
Ceval Alimentos SA (Food, Beverages &
  Tobacco)+......................................    164,073,731         316,354
Makro Atacadista SA (Spon. GDS) (144A)
  (Retail).......................................        148,500         871,413
Perdigao SA (Food, Beverages & Tobacco)..........     18,314,895          16,889
Santista Alimentos SA (Food, Beverages &
  Tobacco)+......................................          7,040           4,485
Souza Cruz SA (Food, Beverages & Tobacco)........        263,600       1,789,935
                                                                   -------------
                                                                       3,403,470
                                                                   -------------

CHILE (6.0%)
Administradora de Fondos de Pensiones Provida SA
  (ADR) (Banking)................................         68,100         966,169
Banco Santander Chile SA (ADS) (Banking).........        126,600       1,171,050
Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)..............         91,572       2,008,861

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
CHILE (CONTINUED)

Embotelladora Andina SA (ADR) (Food, Beverages &
  Tobacco).......................................         97,400   $   1,296,637
Enersis SA (ADR) (Utilities).....................         63,000       1,315,125
Madeco SA (Spon. ADR) (Construction & Housing)...         53,200         412,300
Sociedad Quimica y Minera de Chile SA (ADR)
  (Chemicals)....................................         44,046       1,464,529
                                                                   -------------
                                                                       8,634,671
                                                                   -------------

CHINA (0.9%)
Beijing North Star Co. Ltd., Series H (Real
  Estate)........................................      7,460,300       1,329,134
Shanghai Erfangji Co. Ltd., Series B (Capital
  Goods)+........................................         80,452           5,310
Shanghai Tyre and Rubber Co. Ltd., Series B
  (Metals & Mining)+.............................        133,279          16,793
                                                                   -------------
                                                                       1,351,237
                                                                   -------------

COLOMBIA (0.1%)
Cementos Diamante SA (ADR) (Building
  Materials).....................................         50,700         126,750
Corporacion Financiera Del Valle SA (ADR) (144A)
  (Banking)......................................          9,407           5,879
                                                                   -------------
                                                                         132,629
                                                                   -------------

CROATIA (0.9%)
Pliva D.D. (GDR) (144A) (Pharmaceuticals)........         88,260       1,297,422
                                                                   -------------

CZECH REPUBLIC (0.2%)
Central European Media Enterprises Ltd., Class A
  (Entertainment, Leisure & Media)+..............         50,800         319,087
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
EGYPT (1.2%)
Commercial International Bank of Egypt (GDR)
  (144A) (Banking)...............................         91,455   $     720,208
Paints & Chemicals Industry Co. (GDR)
  (Chemicals)....................................         34,600         315,725
Suez Cement Co. (Building Materials).............         43,300         669,081
                                                                   -------------
                                                                       1,705,014
                                                                   -------------

GHANA (1.3%)
Guiness Ghana Ltd. (Food, Beverages & Tobacco)...        761,545         237,583
Pioneer Tobacco Co. (Food, Beverages &
  Tobacco)+......................................      1,152,500         270,894
Social Security Bank Ltd. (Banking)+.............      1,464,303       1,245,319
Unilever Ghana Ltd. (Food, Beverages &
  Tobacco)+......................................        185,700         152,374
                                                                   -------------
                                                                       1,906,170
                                                                   -------------

GREECE (4.6%)
Hellenic Telecommunication Organization SA (OTE)
  (Telecommunications)...........................         42,111         957,352
National Bank of Greece SA (Banking).............         18,696       2,656,468
Silver & Baryte Ores Mining (Metals & Mining)....         43,824       1,606,526
Titan Cement Co. SA (Building Materials).........         23,330       1,441,982
                                                                   -------------
                                                                       6,662,328
                                                                   -------------

HONG KONG (1.0%)
Concord Land Development Co. Ltd. (Real
  Estate)........................................            400              76
Yue Yuen Industrial Holdings Ltd. (Retail).......        818,000       1,457,357
                                                                   -------------
                                                                       1,457,433
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

HUNGARY (1.8%)
Matav RT (Telecommunications)....................        238,768   $   1,237,302
MOL Magyar Olaj-es Gazipari RT
  (Oil-Production)...............................         32,200         719,997
OTP Bank RT (Banking)............................         18,600         659,865
                                                                   -------------
                                                                       2,617,164
                                                                   -------------

INDIA (4.4%)
ITC Ltd. (Food, Beverages & Tobacco).............        116,000       1,916,275
Larsen & Toubro Ltd. (GDR) (Diversified
  Manufacturing).................................        185,300       1,250,775
Reliance Industries (GDR) (Diversified
  Manufacturing).................................        182,900         932,790
SIEL Ltd. (GDR) (Multi-Industry)+................         19,400          14,550
SIEL Ltd. (GDR) (144A) (Multi-Industry)+.........         21,300          15,975
State Bank of India (GDR) (Banking)..............        199,700       1,612,577
Wockhardt Ltd. (GDR) (Pharmaceuticals)...........        117,300         674,475
                                                                   -------------
                                                                       6,417,417
                                                                   -------------

INDONESIA (1.2%)
P.T. Goodyear Indonesia (Capital Goods)..........         13,000           2,566
P.T. International Nickel Indonesia (Metals &
  Mining)........................................      1,467,200         424,727
P.T. Multi Bintang Indonesia (Food, Beverages &
  Tobacco).......................................         82,500         542,778
P.T. Surya Toto Indonesia (Capital Goods)........        220,500          36,993
P.T. Unilever Indonesia (Food, Beverages &
  Tobacco).......................................            105             242
PT Telekomunikasi Indonesia (Spon. ADR)
  (Telecommunications)...........................        156,100         780,500
                                                                   -------------
                                                                       1,787,806
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
ISRAEL (3.7%)
Bank Hapoalim Ltd. (Banking).....................        371,600   $     672,185
Bank Leumi Le-Israel (Banking)...................        552,900         704,231
Israel Chemicals Ltd. (Chemicals)................      1,332,300       1,167,631
Koor Industries Ltd. (Spon. ADR)
  (Multi-Industry)...............................         86,400       1,398,600
Teva Pharmaceutical Industries Ltd. (ADR)
  (Pharmaceuticals)..............................         37,500       1,475,391
                                                                   -------------
                                                                       5,418,038
                                                                   -------------

MALAYSIA (0.9%)
Antah Holdings Berhad (Multi-Industry)(f)........            200              20
Box Pak Berhad (Packaging & Containers)(f).......            896             273
Golden Hope Plantations Berhad (Metals &
  Mining)(f).....................................      1,240,166         532,165
Lion Corp. Berhad (Multi-Industry)(f)............        458,600          60,810
London & Pacific Insurance Co. Berhad
  (Insurance)(f).................................         10,800           7,996
Malaysian Tobacco Co. Berhad (Food, Beverages &
  Tobacco)(f)....................................        133,000          37,476
Matsushita Electric Co. Berhad
  (Electronics)(f)...............................            400             832
Nestle Berhad (Food, Beverages & Tobacco)(f).....        285,000         682,337
UMW Holdings Berhad (Holding Companies)(f)+......            200              73
                                                                   -------------
                                                                       1,321,982
                                                                   -------------

MEXICO (11.2%)
Cemex SA de CV (Building Materials)..............         13,790          32,831
Cemex SA de CV, B Shares (Building Materials)....        459,675       1,280,570
Empaques Ponderosa SA de CV, Series B (Forest
  Products & Paper)+.............................      1,023,000         527,533
Empresas ICA Sociedad Controladora SA de CV
  (Spon. ADR) (Construction & Housing)...........         95,112         499,338
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
MEXICO (CONTINUED)

Empresas La Moderna SA de CV (ADR) (Food,
  Beverages & Tobacco)+..........................         62,700   $   1,496,962
Fomento Economico Mexicano SA de CV (Spon. ADR)
  (Food, Beverages & Tobacco)....................         35,400         922,613
Grupo Carso SA de CV, Class A (Multi-Industry)...        246,600         852,637
Grupo Casa Autrey SA de CV (Spon. ADR) (Food,
  Beverages & Tobacco)...........................         45,300         300,113
Grupo Financiero Banamex Accival SA de CV, Class
  B (Banking)+...................................        812,000         842,265
Grupo Financiero Banamex Accival SA de CV, Class
  L (Banking)+...................................          6,960           6,188
Grupo Financiero Bancomer SA de CV, Class B
  (Financial Services)...........................      6,250,100       1,271,913
Grupo Financiero Probursa SA de CV, Class B
  (Financial Services)+..........................            231              22
Grupo Gigante SA DW CV, Class B (Food, Beverages
  & Tobacco)+....................................      2,990,000         753,207
Grupo Iusacell SA (ADR) (Telecommunications)+....         97,500         670,313
Grupo Radio Centro SA de CV (Spon. ADR)
  (Broadcasting & Publishing)....................         20,200          92,163
Grupo Televisa SA (Spon. GDR)
  (Telecommunications)+..........................         51,400       1,394,225
Panamerican Beverages, Inc. (ADR) (Food,
  Beverages & Tobacco)...........................         34,600         700,650
Telefonos de Mexico SA de CV, Class L (Spon. ADR)
  (Telecommunications)...........................         86,720       4,579,900
                                                                   -------------
                                                                      16,223,443
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
PAKISTAN (0.9%)
Hub Power Co. Ltd. (Spon. GDR) (Utilities).......         86,900   $     391,050
Pakistan State Oil Co. Ltd. (Oil-Production)+....        206,201         222,434
Pakistan Telecom Corp (Class A)
  (Telecommunications)+..........................      1,603,200         612,696
                                                                   -------------
                                                                       1,226,180
                                                                   -------------

PERU (1.9%)
Cementos Norte Pacasmayo SA, Class T (Building
  Materials).....................................        576,728         601,551
Compania de Minas Buenaventura SA (Spon. ADR)
  (Metals & Mining)..............................         56,800         695,800
Creditcorp Ltd. (Financial Services).............         65,558         442,517
Telefonica del Peru SA (ADR) (Telecommunication
  Services)......................................         72,900         947,700
                                                                   -------------
                                                                       2,687,568
                                                                   -------------

PHILIPPINES (3.8%)
Ayala Land Inc., Class B (Real Estate)...........      9,021,890       2,739,066
First Philippine Holdings Corp., Class B
  (Multi-Industry)...............................        774,840         403,274
Philippine Commercial International Bank
  (Banking)......................................         38,750          88,354
Philippine Long Distance Telephone Co. (ADR)
  (Telecommunications)...........................         95,790       2,334,881
                                                                   -------------
                                                                       5,565,575
                                                                   -------------

POLAND (2.4%)
Bank Slaski SA (Banking).........................          7,200         367,796
Elektrim Spolka Akcyjna SA (Electrical
  Equipment).....................................        155,486       1,850,281
Wielkopolski Bank Kredytowy SA (Banking).........        102,718         670,799
Zyweic SA (Food, Beverages & Tobacco)............          3,905         529,297
                                                                   -------------
                                                                       3,418,173
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

RUSSIA (0.2%)
Surgutneftegaz (Spon. ADR) (Oil-Production)+.....        131,200   $     278,800
Vimpel-Communications (Spon. ADR)
  (Telecommunication Services)+..................          1,900          22,325
                                                                   -------------
                                                                         301,125
                                                                   -------------

SLOVAKIA (0.4%)
Slovakofarma AS (Pharmaceuticals)................         12,700         579,297
                                                                   -------------

SOUTH AFRICA (9.5%)
ABSA Group Ltd. (Banking)........................        402,600       2,188,886
Anglo-American Corp. of South Africa Ltd.
  (Multi-Industry)...............................         31,500       1,025,323
AngloGold Ltd. (Metals & Mining).................         32,700       1,661,277
Billiton PLC (Metals & Mining)...................        849,000       2,073,374
Edgars Stores Ltd. (Retail)......................        103,703         466,769
Highveld Steel & Vanadium Corp. Ltd. (Metals &
  Mining)........................................        384,203       1,112,919
Investec Group Ltd. (Financial Services).........          1,500          55,617
Kersaf Investments Ltd. (Entertainment, Leisure &
  Media).........................................         54,699         167,709
Murray & Roberts Holdings Ltd. (Construction &
  Housing).......................................        718,200         640,125
Plate Glass & Shatterprufe Industries Ltd.
  (Automotive Supplies)..........................         63,678         397,289
Sappi Ltd. (Forest Products & Paper)+............        231,600       1,155,969
Sasol Ltd. (Oil-Production)......................        139,700         683,578
South Africa Breweries Ltd. (Food, Beverages &
  Tobacco).......................................         75,000       1,454,587
Standard Bank Investment Corp. Ltd. (Banking)....        236,381         712,113
                                                                   -------------
                                                                      13,795,535
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SOUTH KOREA (6.5%)
Hansol Paper Co. Ltd. (Spon. GDR) (Forest
  Products & Paper)+.............................          1,240   $       3,571
Hansol Paper Co. Ltd. (GDS) (Forest Products &
  Paper)+........................................         43,703         125,865
Hanwha Chemical Corp. (Chemicals)+...............        813,396       1,710,679
Kia Motors (Spon. GDR) (144A) (Automotive)+......            474             356
Korea Electric Power Corp. (Electric)............        106,365       1,894,393
Korea Zinc Co. Ltd. (Metals & Mining)............         43,080         538,720
Medison Company Ltd (Medical Supplies)...........        162,797       1,801,369
Pohang Iron & Steel Co. Ltd. (Metals &
  Mining)(f).....................................         35,899       1,972,531
Samsung Corp. (GDR) (144A) (Electronics).........          1,502             961
Samsung Electronics Co. Ltd. (GDR)(144A)
  (Electronics)..................................         41,232         936,997
Samsung Fire & Marine Insurance (Insurance)......          2,050         512,709
                                                                   -------------
                                                                       9,498,151
                                                                   -------------

TAIWAN (5.2%)
Asia Cement Corp. (Building Materials)...........        743,600         671,147
Asia Cement Corp. (GDS) (Building Materials).....         53,008         490,324
China Steel Corp. (Spon. ADR) (Metals &
  Mining)........................................         61,716         868,653
Evergreen Marine Corp. (Spon. GDR) (Transport &
  Services)......................................        204,506       1,922,356
Hocheng Group Corp. (GDR) (144A) (Building
  Materials).....................................        204,955         742,962
President Enterprises Corp. (GDR) (144A) (Food,
  Beverages & Tobacco)+..........................        117,338         997,375
Siliconware Precision Industries Co. (GDR)
  (Semiconductors)+..............................        103,768       1,099,941
Yageo Corp. (Spon. GDR) (Electrical
  Equipment)+....................................        122,788         798,122
                                                                   -------------
                                                                       7,590,880
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

THAILAND (2.7%)
Advanced Info Service Public Co. Ltd.
  (Telecommunications)...........................         83,600   $     614,306
Banpu Public Co. Ltd. (Metals & Mining)..........         74,500         202,755
Dhana Siam Finance and Securities Public Co. Ltd.
  (Financial Services)+(f).......................            136               0
Sahavirya Steel Industries Public Co. Ltd.
  (Metals & Mining)+.............................      1,660,900         144,647
Shinawatra Computer Public Co. Ltd. (Computer
  Systems).......................................        247,400       1,185,024
Siam Cement Public Co. Ltd. (Building
  Materials)+....................................        140,300       1,756,428
                                                                   -------------
                                                                       3,903,160
                                                                   -------------

TURKEY (2.5%)
Dogan Sirketler Grubu Holding A.S. (Holding
  Companies).....................................     68,593,000         619,250
Ford Otomotive Sanayii AS (Automotive)...........      1,583,000         351,782
Haci Omer Sabanci Holding AS (Holding
  Companies).....................................     36,772,500         555,425
Migros Turk AS (Food, Beverages & Tobacco).......        996,000         847,302
Turkiye Is Bankasi (Banking).....................     29,582,125         811,464
Yapi ve Kredi Bankasi AS (Banking)...............     43,471,630         490,571
                                                                   -------------
                                                                       3,675,794
                                                                   -------------

VENEZUELA (2.3%)
Ceramica Carabobo CA, Class A (Spon. ADR)
  (Building Materials)...........................         85,176          63,882
Ceramica Carabobo CA, Class B (Spon. ADR)
  (Building Materials)...........................         21,266          15,950
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services).............        117,900       1,827,450
Corimon CA (Chemicals)+..........................            675               3

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
VENEZUELA (CONTINUED)
International Briquettes Holding, Inc. (Metals &
  Mining)+.......................................         36,166   $     151,445
Mavesa SA (Spon. ADR) (Food, Beverages &
  Tobacco).......................................        325,225       1,300,900
                                                                   -------------
                                                                       3,359,630
                                                                   -------------

ZIMBABWE (0.0%)
Trans Zambesi Industries Ltd. (Holding
  Companies).....................................          4,100             205
                                                                   -------------
  TOTAL COMMON STOCK (COST $188,699,513).........                    125,463,126
                                                                   -------------

PREFERRED STOCK (9.9%)
BRAZIL (8.7%)
Companhia Brasileira de Distribuicao Grupo Pao de
  Acucar (Food, Beverages & Tobacco).............     53,516,000         897,265
Companhia Brasileira de Distribuicao Grupo Pao de
  Acucar (Spon. ADR) (Food, Beverages &
  Tobacco).......................................        114,000       1,838,250
Companhia Cervejaria Brahma (ADR) (Food,
  Beverages & Tobacco)...........................         92,800         893,200
Compania Paranaense de Energia-Copel
  (Utilities)....................................    162,576,000       1,267,495
Copene Petroquimica do Nordeste SA (Chemicals)...      4,167,000         483,816
Iochpe Maxion SA (Automotive)+...................      8,720,000         270,474
Petroleo Brasileiro SA (Oil-Production)..........     10,189,000       1,281,238
Telecomunicacoes Brasileiras SA (ADR)
  (Telecommunications)...........................         35,261       2,677,632
Usinas Siderurgicas de Minas Gerais SA (Spon.
  ADR) (Metals & Mining).........................        613,800       1,841,400
Varig SA (Airlines)..............................         54,000          58,850

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
BRAZIL (CONTINUED)

Votorantim Celulose e Papel SA (Forest Products &
  Paper).........................................     29,916,000   $     263,330
Votorantim Celulose e Papel SA (ADR) (Forest
  Products & Paper)..............................        189,250         832,908
                                                                   -------------
                                                                      12,605,858
                                                                   -------------

COLOMBIA (0.1%)
Banco Ganadero SA (ADR) (Banking)................         21,900         157,406
Bancolombia SA (Spon. ADR) (Banking).............         12,500          61,719
                                                                   -------------
                                                                         219,125
                                                                   -------------

GREECE (0.0%)
Delta Dairy SA (Food, Beverages & Tobacco).......            697           6,920
                                                                   -------------

SOUTH KOREA (1.1%)
Samsung Co. Ltd. (GDR) (144A) (Electronics)+.....          3,199           2,047
Samsung Electronics Co. Ltd. (GDR) (144A)
  (Electronics)..................................        179,403       1,578,746
                                                                   -------------
                                                                       1,580,793
                                                                   -------------
  TOTAL PREFERRED STOCK (COST $25,227,207).......                     14,412,696
                                                                   -------------

WARRANTS (0.0%)
MALAYSIA (0.0%)
UMW Holdings Berhad, Expiring 01/26/00 (Holding
  Companies)(f)+.................................            200              13
                                                                   -------------

THAILAND (0.0%)
Dhana Siam Finance and Securities Public Co.
  Ltd., Expiring 12/31/02 (Financial
  Services)(f)+..................................             17               0
                                                                   -------------
  TOTAL WARRANTS (COST $46)......................                             13
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                SECURITY DESCRIPTION                AMOUNT{::}         VALUE
-------------------------------------------------  -------------   -------------
CONVERTIBLE BONDS (0.6%)
SOUTH KOREA (0.0%)
Daewoo Heavy Industries Ltd., 3.00% due 12/31/01
  (Capital Goods)................................  $      85,000   $      46,750
                                                                   -------------

TAIWAN (0.6%)
Far Eastern Department Stores Ltd., 3.00% due
  07/06/01 (Retail)..............................        891,000         810,810
                                                                   -------------
  TOTAL CONVERTIBLE BONDS (COST $1,104,288)......                        857,560
                                                                   -------------

                                                       UNITS
                                                   -------------
PARTNERSHIPS (1.7%)
RUSSIA (1.7%)
New Century Holdings Ltd. (Partnership III; Group
  B)(f)+.........................................            800         118,400
New Century Holdings Ltd. (Partnership IV; Group
  I)(f)+.........................................            900         245,700
New Century Holdings Ltd. (Partnership V; Group
  I)(f)+.........................................          1,600         403,200
New Century Holdings Ltd. (Partnership X)(f)+....          2,617       1,203,820
New Century Holdings Ltd. (Partnership XIV; Group
  I)(f)+.........................................          2,500         525,000
                                                                   -------------
  TOTAL PARTNERSHIPS (COST $7,240,200)...........                      2,496,120
                                                                   -------------

                                PRINCIPAL
    SECURITY DESCRIPTION       AMOUNT{::}         VALUE
----------------------------  -------------   -------------
SHORT-TERM INVESTMENTS (0.8%)
REPURCHASE AGREEMENT (0.8%)
State Street Bank and Trust
  Repurchase Agreement,
  4.25% due 11/02/98, dated
  10/30/98 proceeds
  $1,084,384 (collateralized
  by US Treasury Note, 5.50%
  due 2/28/03, valued at
  1,109,063) (cost
  $1,084,000) (Banking).....  $   1,084,000   $   1,084,000
                                              -------------
TOTAL INVESTMENTS (COST $223,355,254)
  (99.4%)..................................     144,313,515
OTHER ASSETS IN EXCESS OF LIABILITIES
  (0.6%)...................................         900,105
                                              -------------
NET ASSETS (100.0%)........................   $ 145,213,620
                                              -------------
                                              -------------

------------------------------
Note: Based on the cost of investments of $224,398,726 for federal income tax purposes at October 31, 1998 the aggregate gross unrealized appreciation and depreciation was $10,594,948 and $90,680,159, respectively, resulting in net unrealized depreciation of $80,085,211.

+ - Non-income producing security

{::} - Denominated in USD unless otherwise indicated.

ADR - American Depositary Receipt

ADS - American Depositary Shares

GDR - Global Depositary Receipt

GDS - Global Depositary Shares

Spon. ADR - Sponsored ADR

Spon. GDR - Sponsored GDR

USD - United States Dollar

144A - Securities restricted for resale to Qualified Institutional Buyers.

(f) - Fair valued security. Approximately 4.0% of the market value of the securities have been valued at fair value. (See Notes 1a and 6)

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Food, Beverages & Tobacco.........................       14.7%
Banking...........................................       13.1%
Telecommunications................................       11.9%
Metals & Mining...................................        9.6%
Building Materials................................        6.3%
Oil-Production....................................        4.6%
Chemicals.........................................        3.6%
Telecommunication-Services........................        3.3%
Real Estate.......................................        2.8%
Pharmaceuticals...................................        2.8%
Multi-Industry....................................        2.6%
Retail............................................        2.5%
Utilities.........................................        2.1%
Holding Companies.................................        2.1%
Forest Products & Paper...........................        2.0%
Electrical Equipment..............................        1.8%
Electronics.......................................        1.8%
Partnerships......................................        1.7%
Diversified Manufacturing.........................        1.5%
Transport & Services..............................        1.3%
Electric..........................................        1.3%
Financial Services................................        1.2%
Oil-Services......................................        1.1%
Construction & Housing............................        1.1%
Computers-Systems.................................        0.8%
Semiconductors....................................        0.8%
Automotive........................................        0.7%
Insurance.........................................        0.4%
Entertainment, Leisure & Media....................        0.3%
Capital Goods.....................................        0.1%
Broadcasting & Publishing.........................        0.1%
Airlines..........................................        0.0%
                                                    -----------------
                                                        100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $223,355,254 )          $144,313,515
Cash                                                        773
Foreign Currency at Value (Cost $1,220,160 )          1,190,432
Receivable for Investments Sold                         558,073
Dividend and Interest Receivable                        253,399
Prepaid Trustees' Fees                                    5,854
Prepaid Administration Fees                                 949
Deferred Organization Expenses                               62
Prepaid Expenses and Other Assets                         2,212
                                                   ------------
    Total Assets                                    146,325,269
                                                   ------------
LIABILITIES
Payable for Investments Purchased                       747,579
Custody Fee Payable                                     208,472
Advisory Fee Payable                                    116,230
Administrative Services Fee Payable                       3,275
Fund Services Fee Payable                                   115
Accrued Expenses                                         35,978
                                                   ------------
    Total Liabilities                                 1,111,649
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $145,213,620
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Withholding Tax of
  $875,755 )                                                       $   8,902,354
Interest Income                                                          468,843
                                                                   -------------
    Investment Income                                                  9,371,197
EXPENSES
Advisory Fee                                       $   3,584,676
Custodian Fees and Expenses                              873,548
Administrative Services Fee                              106,124
Professional Fees and Expenses                            55,570
Fund Services Fee                                         11,566
Printing Expenses                                          7,572
Administration Fee                                         7,255
Insurance Expense                                          3,681
Trustees' Fees and Expenses                                1,939
Amortization of Organization Expenses                      1,648
Miscellaneous                                                374
                                                   -------------
    Total Expenses                                                     4,653,953
                                                                   -------------
NET INVESTMENT INCOME                                                  4,717,244
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  Investment Transactions                           (198,864,070)
  Foreign Currency Contracts and Transactions         12,168,297
                                                   -------------
    Net Realized Loss                                               (186,695,773)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                         34,497,128
  Foreign Currency Contracts and Translations        (10,035,173)
                                                   -------------
    Net Change in Unrealized Appreciation                             24,461,955
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $(157,516,574)
                                                                   -------------
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      4,717,244   $     10,403,473
Net Realized Gain (Loss) on Investments and
  Foreign Currency Contracts and Transactions          (186,695,773)        57,180,706
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and Foreign
  Currency Contracts and Translations                    24,461,955        (97,850,207)
                                                   ----------------   ----------------
    Net Decrease in Net Assets Resulting from
      Operations                                       (157,516,574)       (30,266,028)
                                                   ----------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                           292,356,504        342,652,801
Withdrawals                                            (786,290,579)      (375,081,272)
                                                   ----------------   ----------------
    Net Decrease from Investors' Transactions          (493,934,075)       (32,428,471)
                                                   ----------------   ----------------
    Total Decrease in Net Assets                       (651,450,649)       (62,694,499)
NET ASSETS
Beginning of Fiscal Year                                796,664,269        859,358,768
                                                   ----------------   ----------------
End of Fiscal Year                                 $    145,213,620   $    796,664,269
                                                   ----------------   ----------------
                                                   ----------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD
                                                   FOR THE FISCAL YEAR ENDED    NOVEMBER 15, 1993
                                                          OCTOBER 31,           (COMMENCEMENT OF
                                                   -------------------------   OPERATIONS) THROUGH
                                                   1998   1997   1996   1995    OCTOBER 31, 1994
                                                   ----   ----   ----   ----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         1.30%  1.20%  1.23%  1.31%                1.36%(a)
  Net Investment Income                            1.32%  1.10%  1.14%  1.07%                0.66%(a)
Portfolio Turnover                                   44%    55%    31%    41%                  27%

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Equity Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 16, 1993. The portfolio commenced operations on November 15, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $223,722,513 on that date from the JPM Emerging Markets Equity Fund, Ltd. in exchange for a beneficial interest in the portfolio. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of companies in emerging markets. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging markets may involve certain considerations and risks not typically associated with investments in the Unites States. Future economic and political developments in emerging market countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      to the repurchase price plus the accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfication of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $7,629. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has agreed to pay organization expenses of the portfolio. The portfolio has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   e) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward and spot foreign currency contract translations. At October 31, 1998, the portfolio had no open forward foreign currency contracts.

   f) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio may

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 1.00% of the portfolio's average daily net assets. Effective October 1, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement will remain the same. For the fiscal year ended October 31, 1998, such fees amounted to $3,584,676.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $7,255.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of the aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $106,124.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $11,566 for the fiscal year ended October 31, 1998.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,400.

3. INVESTMENT TRANSACTIONS:

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1998 were as follows:

    COST OF           PROCEEDS
   PURCHASES         FROM SALES
-----------------   ------------
$153,012,923......  $630,822,815

4. RESTRICTED INVESTMENTS

                                                   SHARES   DATE ACQUIRED   U.S. $ COST
                                                   ------   -------------   -----------
New Century Holdings Ltd. Partnership III........     800        4/11/94    $   492,000
New Century Holdings Ltd. Partnership IV.........     900        6/16/94    $   900,000
New Century Holdings Ltd. Partnership V..........   1,600        11/9/94    $   731,200
New Century Holdings Ltd. Partnership X..........   2,617        1/21/97    $ 2,617,000
New Century Holdings Ltd. Partnership XIV........   2,500        9/22/97    $ 2,500,000

The investments shown above are restricted as to sale and have been valued at fair value in accordance with the procedures described in Note 1a. The value of these investments at October 31, 1998 is $2,496,120 representing 1.7% of the portfolio's net assets.

5. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

6. OTHER MATTERS

On January 23, 1998, the portfolio received a withdrawal request in the amount of $381,757,617 as discussed in Note 5 of the fund's Notes to Financial Statements which are included elsewhere in this report. This amount is included in Withdrawals shown on the Statement of Changes in Net Assets. The withdrawal, which was made in-kind by transferring certain assets and liabilities, including securities, directly to a non-U.S. fund resulted in a net realized loss on transfer of the securities in the amount of $74,439,112, which is included in Net Realized Loss on Investment Transactions in the Statement of Operations.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

Beginning September 1, 1998 the Malaysian government fixed the exchange rate of its currency, the ringgit, to the U.S. dollar and implemented restrictions on currency and stock trading. Proceeds from the sale of Malaysian securities can not be repatriated into foreign currencies until a minimum of one year from the initial purchase date. Additionally, proceeds from the sale of securities held as of September 1, 1998, the date of implementation of the new exchange control regulations may not be repatriated until September 1, 1999. At October 31, 1998, Malaysian securities and currency (representing less than 1% of net assets) are priced using fair values in accordance with procedures established by the portfolio's trustees.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Emerging Markets Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Emerging Markets Equity Portfolio (the "portfolio") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended and for the period November 15, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN FUNDS

            PRIME MONEY MARKET FUND

            FEDERAL MONEY MARKET FUND

            TAX EXEMPT MONEY MARKET FUND

            SHORT TERM BOND FUND

            BOND FUND

            GLOBAL STRATEGIC INCOME FUND

            EMERGING MARKETS DEBT FUND

            TAX EXEMPT BOND FUND

            NEW YORK TAX EXEMPT BOND FUND

            CALIFORNIA BOND FUND: SELECT SHARES

            DIVERSIFIED FUND

            DISCIPLINED EQUITY FUND

            U.S. EQUITY FUND

            U.S. SMALL COMPANY FUND

            U.S. SMALL COMPANY OPPORTUNITIES FUND

            TAX AWARE U.S. EQUITY FUND: SELECT SHARES

            INTERNATIONAL EQUITY FUND

            EUROPEAN EQUITY FUND

            INTERNATIONAL OPPORTUNITIES FUND

            EMERGING MARKETS EQUITY FUND

            GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.


J.P. MORGAN
EMERGING MARKETS
EQUITY FUND


ANNUAL REPORT
OCTOBER 31, 1998